Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 20, 2006,
To Prospectus Dated May 1, 2006

As of October 9, 2006, shares of the RS Partners Fund became Class A shares. The table "Objectives for Underlying Funds" is revised to add Class A in the Share Class column of the RS Partners Fund:

Underlying Fund	Share Class (If Applicable)	Investment Objective	Investment Adviser
RS Partners Fund	Class A	Long-term growth	RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111

Please Retain This Supplement for Future Reference